Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and David S. Goldstein, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2012 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 19th day of February 2013.

/s/ Peter S. Burgess
Name: Peter S. Burgess
Director

POWER OF ATTORNEY

The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and David S. Goldstein, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2012 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 20th day of February 2013.

/s/ David T. Foy
Name: David T. Foy
Director

POWER OF ATTORNEY

The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and David S. Goldstein, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2012 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 18th day of February 2013.

/s/ Lois W. Grady
Name: Lois W. Grady
Director

POWER OF ATTORNEY

The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and David S. Goldstein, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2012 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 19th day of February 2013.

/s/ Sander M. Levy
Name: Sander M. Levy
Director

POWER OF ATTORNEY

The undersigned director of Symetra Financial Corporation, a Delaware corporation, does hereby make, constitute and appoint Margaret A. Meister and David S. Goldstein, or each of them, as true and lawful attorneys-in-fact and agents of the undersigned, with full power and authority to execute in such director’s name, and on behalf of Symetra Financial Corporation, the 2012 Annual Report on Form 10-K, under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 16th day of February 2013.

/s/ Lowndes A. Smith
Name: Lowndes A. Smith
Director